================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 14, 2006


                               BRUNSWICK BANCORP
                               -----------------
             (Exact name of registrant as specified in its charter)


       New Jersey                  0-14403              22-2610694
       ----------                  -------              ----------
(State or other jurisdiction     (Commission           (IRS Employer
         of incorporation)       File Number)        Identification No.)


439 Livingston Avenue, New Brunswick, New Jersey           08901
------------------------------------------------           -----
   (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (732) 247-5800



================================================================================

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (c) The Registrant announced that Mr. Roman Gumina was appointed the Registrant's Chairman and Chief Executive Officer effective June 14, 2006. He will also remain the Registrant's Chief Operating Officer. Mr. Gumina replaces Carmen Gumina, who passed away on May 29, 2006. The Registrant does not have an employment agreement with Mr. Gumina. The other information required by this item is incorporated by reference from the Registrant's definitive proxy statement file with the Securities and Exchange Commission on April 6, 2006.





                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Brunswick Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BRUNSWICK BANCORP
                                            -----------------
                                              (Registrant)



Dated: July 7, 2006                 By: /s/ ROMAN GUMINA
                                       ---------------------------
                                        Roman Gumina
                                        Chief Executive Officer